SEI DAILY INCOME TRUST

Treasury Fund
(the "Fund")

Supplement Dated April 26, 2019
to the Class F Shares Prospectus (the "Prospectus") and Statement of Additional Information,
as amended on July 9, 2018 ("SAI"), each dated May 31, 2018

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

Liquidation of the Treasury Fund

At a meeting of the Board of Trustees (the "Board") of SEI Daily Income Trust (the "Trust") held on April 23, 2019, the Board approved the liquidation of the Fund, a series of the Trust. The decision to liquidate was based on low asset levels in the Fund, which are not expected to increase in the future. Accordingly, the Fund will commence the orderly liquidation and distribution of its portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the Fund's liquidation proceeds. It is currently expected that the liquidation proceeds of the Fund will be distributed to shareholders on or about June 27, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1221 (4/19)